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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 1997 appearing on page F-2 of Toreador Royalty Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.

/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP


Dallas, Texas
October 30, 1997